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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2009

TREMISIS ENERGY ACQUISITION CORPORATION II
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33814	30-0485452
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545-7 Dogok-Dong SoftForum B/D, 7th Floor Gangnam-Gu, Seoul, South Korea 135-270	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (82)(2) 575-0466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TREMISIS ENERGY ACQUISITION CORPORATION II (“TREMISIS II”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TREMISIS II SECURITIES, REGARDING ITS ACQUISITION OF ALL THE OUTSTANDING CAPITAL STOCK OF ASIANA IDT, INC. (“ASIANA IDT”), AS DESCRIBED IN THIS REPORT.  THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

TREMISIS II, ASIANA IDT AND ASIANA AIRLINES, INC., THE CURRENT PARENT COMPANY OF ASIANA IDT, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF TREMISIS II STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION AND THE SPECIAL MEETING OF TREMISIS II WARRANTHOLDERS TO BE HELD TO APPROVE AN AMENDMENT TO THE GOVERNING WARRANT AGREEMENT AND REDEMPTION OF OUTSTANDING WARRANTS.

MERRILL LYNCH AND EARLYBIRD CAPITAL, INC., WHO ACTED AS UNDERWRITERS IN TREMISIS II’S INITIAL PUBLIC OFFERING, WILL RECEIVE DEFERRED UNDERWRITING COMMISSIONS TOTALLING $3,114,454 UPON CONSUMMATION OF THE ACQUISITION.  IF THE ACQUISITION IS NOT CONSUMMATED AND TREMISIS II DOES NOT CONSUMMATE ANOTHER BUSINESS COMBINATION TRANSACTION BY DECEMBER 6, 2009, SUCH DEFERRED UNDERWRITNG COMMISSIONS WILL BE FORFEITED BY THE UNDERWRITERS AND WILL BE INCLUDED AMONG THE FUNDS THAT WILL BE AVAILABLE TO THE TREMISIS II STOCKHOLDERS UPON LIQUIDATION.

STOCKHOLDERS AND WARRANTHOLDERS OF TREMISIS II AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, TREMISIS II’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TREMISIS II’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.  SUCH PERSONS CAN ALSO READ TREMISIS II’S FINAL PROSPECTUS, DATED DECEMBER 6, 2007 AND ITS CURRENT REPORT ON FORM 8-K DATED MARCH 13, 2009, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TREMISIS II OFFICERS AND DIRECTORS AND OF MERRILL LYNCH AND EARLYBIRD CAPITAL, INC. AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION AND THE WARRANT AGREEMENT AMENDMENT AND WARRANT REDEMPTION.  STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:  TREMISIS ENERGY ACQUISITION CORPORATION II, 545-7 DOGOK-DONG, SOFTFORUM B/D, 7TH FLOOR, GANGNAM-GU, SEOUL, SOUTH KOREA 135-270.  THE PRELIMINARY PROXY STATEMENT AND CURRENT REPORT, AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, MAY ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01.                      Entry into a Material Definitive Agreement.

General; Structure of the Acquisition

On July 30, 2009, Tremisis Energy Acquisition Corporation II (“Tremisis II”) entered into a Securities Purchase Agreement (“Purchase Agreement”) with Asiana IDT Inc. (“Asiana IDT”) and Asiana Airlines, Inc. (“Asiana Airlines”) providing for the purchase by Tremisis II from Asiana Airlines of all of the outstanding capital stock of Asiana IDT.  Asiana IDT is a leading information technology (IT) service provider in the Republic of Korea.

The acquisition is expected to be consummated in the last quarter of 2009, after the required approval by the stockholders of Tremisis II and the fulfillment of certain other conditions, as discussed herein.

Acquisition Consideration

Pursuant to the Purchase Agreement, at the closing, Tremisis II will pay Asiana Airlines US$63,076,925 and issue to it 9,832,670 shares of Tremisis II’s common stock, which would represent 50% plus 1 share of Tremisis II’s outstanding common stock based on the amount of shares currently outstanding and retirement of certain founders’ shares and assuming that no holders of shares of Tremisis II’s common stock issued in its initial public shares vote against the acquisition and elect to convert their shares into cash in accordance with Tremisis II’s certificate of incorporation and the prospectus issued for its initial public offering.

BDO Daejoo, LLP, Tremisis II’s independent registered accounting firm, has been engaged to render to Tremisis II’s board of directors its opinion on the fairness to Tremisis II’s stockholders of the consideration to be paid by Tremisis II to Asiana Airlines and on the fair market value of Asiana IDT.  BDO Daejoo, LLP is an independent member of the BDO Seidman Alliance and is experienced in the evaluation of businesses and their securities in connection with mergers, acquisitions and other purposes.

Representations and Warranties

The purchase agreement contains representations of each of Tremisis II, Asiana IDT and Asiana Airlines relating to (a) authority to enter into the Purchase Agreement, (b) accuracy and completeness of the information provided by them to the other parties, (c) by Asiana IDT and Asiana Airlines only, no contingent liabilities or off-balance sheet debt of Asiana IDT, and (d) by Tremisis II only, the trust fund established for the benefit of the holders of shares of its common stock issued in its initial public offering (“Public Shares”).

Covenants

Tremisis II, with respect to its business, and Asiana IDT and Asiana Airlines, with respect to the business of Asiana IDT, have each agreed to continue to operate such businesses in the ordinary course prior to the closing and not to take certain specified actions without the prior written consent of the other parties.  The Purchase Agreement also contains additional covenants of the parties, including covenants providing for, among other things:

(i)
The parties to use commercially reasonable efforts to obtain all necessary approvals from governmental agencies and other third parties that are required for the consummation of the transactions contemplated by the Purchase Agreement;

(ii)	The protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

(iii)
Tremisis II to prepare and file a proxy statement to solicit proxies from the Tremisis II stockholders to vote on proposals regarding the approval of the acquisition, the change of Tremisis II’s name to Asiana IDT Holdings, Inc., the election of directors, changes to Tremisis II’s certificate of incorporation as agreed by the parties, including changing Tremisis II’s existence to perpetual, providing for classification of directors and removing provisions that will no longer be applicable after the closing, and an adjournment proposal if, based on the tabulated vote at the time of the special meeting that will be called to present such matters for consideration, Tremisis II is not authorized to consummate the acquisition, and to solicit proxies from the holders of Tremisis II’s warrants to approve an amendment to the governing warrant agreement to provide for the redemption of all existing and outstanding warrants promptly after the closing and a similar adjournment proposal.

(iv)	Asiana IDT and Asiana Airlines to waive their rights to make claims against Tremisis II to collect from the trust fund for any monies that may be owed to them by Tremisis II;

(v)
Asiana IDT to list and provide Tremisis II with schedules for payment and/or performance of obligations relating to any and all loans made by Asian IDT to officers, directors and employees of Asiana IDT no later than the closing;

(vi)
Tremisis II to make borrowings from its directors, officers and/or stockholders to meet its reasonable capital requirements prior to closing, which will be made on a non-recourse basis and will be repayable at the closing from funds in the trust fund;

(vii)
Tremisis II to be permitted to use proceeds of the trust fund upon closing to fund agreements and arrangements relating to the repurchase or redemption of Public Shares from holders thereof who have voted, or have indicated an intention to vote, against the acquisition proposal and convert their shares to cash in order to enhance the likelihood of securing approval of the transactions contemplated by the Purchase Agreement; and

(viii)
Tremisis II to use its best efforts cause certain third parties, no later than the record date of the special meeting of the warrantholders, to purchase 51% of the outstanding warrants and to vote such warrants (the “Acquired Warrants”) at such special meeting in favor of the proposals presented for consideration to the holders of the warrants thereat and, at or after the closing, for Tremisis II to redeem all outstanding warrants, including the Acquired Warrants,  provided that the redemption price to be paid by Tremisis II for the Acquired Warrants shall not exceed the purchase price paid by the purchasers of the Acquired Warrants.

Conditions to Closing

Consummation of the transactions is conditioned on, among other things, (i) the Tremisis II stockholders, at the meeting called for these purposes, approving the acquisition, including the consideration to be paid to Asiana Airlines with respect thereto, (ii) the holders of fewer than 30% of the Public Shares voting against the acquisition and exercising their right to convert their Public Shares into a pro-rata portion of the trust fund and (iii) the warrantholders approving the warrant agreement amendment and redemption.

The approval of the acquisition will require the affirmative vote of the holders of a majority of the Public Shares present in person or represented by proxy and entitled to vote at the special meeting.  The holders of the Tremisis II common stock issued prior to its initial public offering, including a current director of Tremisis II, have agreed to vote such shares in the matter of the approval of the acquisition to the same effect as the majority of the Public Shares are voted.

The approval of the Tremisis II name change and other amendments of Tremisis II’s certificate of incorporation will require the affirmative vote of the holders of a majority of the outstanding common stock of Tremisis II.  None of these approvals is a condition to the consummation of the acquisition.  The approval of the amendment to the warrant agreement governing the warrants will require the affirmative vote of the holders of a majority of the outstanding warrants.

In addition, the consummation of the transactions contemplated by the Purchase Agreement is conditioned upon, among other things, (i) the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings, and (ii) 2,333,168 shares of Tremisis common stock of the 2,433,168 shares of common stock presently owned by its initial founders shall have been retired.

Termination

The Purchase Agreement may be terminated at any time, but not later than the closing, as follows:

(i)	by mutual written consent of the parties at any time;

(ii)	automatically, if the acquisition is not consummated on or before December 6, 2009;

(iii)
by either Tremisis II, on the one hand, or Asiana IDT or Asiana Airlines, on the other hand, if the other party has breached any of its covenants or agreements in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

(iv)
by Tremisis II if Asiana IDT or Asiana Airlines has materially breached its representations in Section 2.2 or Section 2.4 of the Purchase Agreement or by Asiana IDT or Asiana Airlines if Tremisis II has materially breached its representations in Section 2.3 of the Purchase Agreement; and

(v)
by either Tremisis II, on the one hand, or Asiana IDT or Asiana Airlines, on the other hand, if their respective “due diligence” investigation of the other reveals that, based on the reasonable opinion of its outside advisors, information relating to the other, provided to the terminating party by the other party, was materially inaccurate or incomplete, making the transactions contemplated under the Purchase Agreement not appropriate on the terms set forth therein.

Founders’ Shares and Warrants

On March 13, 2009, Tremisis II  entered into an agreement (“Investor Agreement”) with those persons who were its stockholders prior to its initial public offering (“Founders”) and SoftForum Co., Ltd. and Mr. Sang-Chul Kim (together, the “Investors”).  Pursuant to the Investor Agreement, among other things, the Founders have the option to sell to the Investors, and the Investors have the option to purchase from the Founders, warrants to purchase 2,650,000 shares of Tremisis II’s common stock (“Founder Warrants”) upon the earliest of (i) Tremisis II’s consummation of a business combination, (ii) the liquidation of its trust fund and (iii) December 31, 2009.  The purchase price for the Founder Warrants is $2,100,000.  The Founder Warrants will be redeemed together with all other outstanding warrants to purchase shares of Tremisis II common stock as promptly as practicable after the closing of the acquisition.

Pursuant to the Investor Agreement and as part of the same transaction, the Founders also agreed to transfer an aggregate of 2,333,168 shares of Tremisis II’s common stock to the Investors, for no additional consideration, upon consummation of a business combination.  The Founders will continue to hold an aggregate of 100,000 shares of Tremisis II’s common stock following the transfer.  No later than the closing of the acquisition, the Investors will contribute to Tremisis II the 2,333,168 shares of common stock that they will receive from the Founders, thus reducing the number of shares of outstanding Tremisis II common stock by that amount.

Press Release

Tremisis II is filing the attached press release (Exhibit 99.1 to this Form 8-K) as Regulation FD Disclosure material.

Item 8.01.                      Other Events.

Asiana IDT and its Business

Asiana IDT, an affiliate of the Kumho Asiana Group, is a leading information technology (IT) service provider that offers total IT solutions and services in consulting, system integration (SI) and network integration (NI), largely for the Korean market.  Its customers and partners, including Lufthansa Systems, IBM Korea, Oracle Korea, Hewlett Packard Korea, Sun Microsystems Korea, Microsoft Korea, and the Korea Electric Certification Authority, are in various fields such as public service, air and road transportation, construction, manufacturing, logistics, finance and leisure.

Asiana IDT had, respectively for the years 2008, 2007 and 2006, sales of $191.75 million, $153.68 million and $112.45 million, operating income of $14.01 million, $6.14 million and $5.35 million and net income of $10.29 million, $6.33 million and $4.39 million.  At December 31, 2008, it had total assets of $83.84 million and shareholders’ equity of $15.99 million. Asiana IDT’s financial statements are audited under Korea generally accepted accounting principles, are public and are filed with the Korea Financial Supervisory Service. USD figures were translated according to a 10-day moving average exchange rate of 1,255.04 Won per USD provided by the Bank of Korea Economic Statistics System for the ten business days ending July 29, 2009.  Korea generally accepted accounting principles differ in a number of material respects from United States generally accepted accounting principles.  The financial statements of Asiana IDT that will be included in the proxy statement that Tremisis II will file with respect to the transaction described herein will be reconciled to United States generally accepted accounting principles.

Asiana IDT provides various IT outsourcing services based on its extensive technological experience in system management, including the management of all Kumho Asiana Group affiliates.  It also concentrates on supporting each industry group so that clients can function strategically in improving their management efficiency as well as entering into new businesses.  In addition, it offers business consulting services, such as IT business strategy consulting, radio frequency identification, enterprise resource planning, business process management, consulting, diagnosis of product quality and information literacy level, and project management.

Asiana IDT is leading Korea’s public service sector's push for information literacy, including environment and intelligent transport systems through advanced infrastructure and services that make use of many technologies. Asiana IDT believes that its public services not only contribute to the strengthening of Korean national competitiveness but also bring about a cleaner, more enriched world by creating pleasant environments and improving urban transport systems.

Asiana IDT’s principal executive office is located at S-Tower 19F, Shinmoonro, 1 Ga, Jongro-gu, Seoul, Korea 110-700.  Its telephone number is (82) 2-2127-8350.  Its website address is www.asianaidt.com.

Item 9.01.                      Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release dated August 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2009
TREMISIS ENERGY ACQUISITION CORPORATION II

By:	/s/ Sang-Chul Kim
Name: Sang-Chul Kim
Title: Chairman and Chief Executive Officer